                                                                  Exhibit 10.1
                                                                  ------------



                              COLLECTIVE AGREEMENT

                                    between

                          TEBEREBIE GOLDFIELDS LIMITED

                                      and

                       GHANA MINEWORKERS' UNION OF T.U.C.






                             CONDITIONS OF SERVICE

                                      and

                              RATE OF PAY SCHEDULE






                               negotiated between

                          TEBEREBIE GOLDFIELDS LIMITED
                                      and
                     THE GHANA MINEWORKERS' UNION OF T.U.C.




                                                JULY, 1995

       Article                             Content                                                   Page
         0.00 Preamble . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
         1.00 General Basis of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
         2.00 Trades Union Activities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4
         3.00 Engagement Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6
         4.00 Working Time Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8
         5.00 Pay Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
         6.00 Allowance Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
         7.00 Leave Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15
         8.00 Disciplinary Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17
         9.00 Grievance and Trade Dispute Procedures . . . . . . . . . . . . . . . . . . . . .        19
        10.00 Leave the Service of the Company . . . . . . . . . . . . . . . . . . . . . . . .        21
        11.00 Compensation for Loss of Employment. . . . . . . . . . . . . . . . . . . . . . .        24
        12.00 Transfer Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
        13.00 Medical Regulation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
        14.00 Accidents and Workmen's Compensation.  . . . . . . . . . . . . . . . . . . . . .        26
        15.00 Training.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
        16.00 Safety, Health and Environment . . . . . . . . . . . . . . . . . . . . . . . . .        28
        17.00 Profident Fund Scheme. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30
        18.00 Teberebie Employees Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . .        30
        19.00 Miscellaneous Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31
        20.00 Constitution and Rules of the Mines Standing
              Negotiating Committee-Teberebie Goldfields Ltd.  . . . . . . . . . . . . . . . .        31
        21.00 Constitution and Rules of a Sub-Committee
              of the Mines Standing Negotiating Committee-
              Teberebie Goldfields Limited . . . . . . . . . . . . . . . . . . . . . . . . . .        33

              Rate of Pay Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        35

                  Labour Matrix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36

                  Wage/Salary Points . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38

                  Position Descriptions  . . . . . . . . . . . . . . . . . . . . . . . . . . .        39

                                                            i

           COLLECTIVE AGREEMENT BETWEEN TEBEREBIE GOLDFIELDS LIMITED
                                      AND
                     THE GHANA MINEWORKERS' UNION OF T.U.C.

                             CONDITIONS OF SERVICE

         0.00    PREAMBLE

                 Collective Bargaining Certificate

                 In the exercise of the powers conferred on the Registrar of Trades Union Section 3 of the Industrial Relations Act, 1965 (Act 299), I hereby certify that to the extent set out herein, the GHANA MINEWORKERS' UNION, a duly registered Union is appointed as the appropriate representative to conduct with the employer mentioned in the schedule hereto collective bargaining on behalf of all its members.

                            SCHEDULE: Teberebie Goldfields Ltd.

                            23rd September, 1991 (Patrick Obeng-Fosu)
                                                Registrar of Trades Union

ARTICLE 1 -      GENERAL BASIS OF AGREEMENT

         1.01    Parties to the Agreement
                 ------------------------

                 (a) This Agreement made this 7th day of July, 1995 between Teberebie Goldfields Limited (hereinafter referred to as the Company) and the Ghana Mineworkers' Union of TUC Ghana (hereinafter referred to as the Union) officially certified under the Industrial Relations Act, 1965 (Act 299) and any amendment thereto as the sole and exclusive collective bargaining representative of the employees and the sole negotiating body, provides for the terms and conditions of employment and non-employment and the conditions of labour which shall apply to all employees of the said Company for whom the Union has been certified to negotiate.

        1.02     Purpose, Object and Scope of the Agreement
                 ------------------------------------------

                 (a) The purpose of this agreement is to regulate the relationship between the Company and Union, as well as the various aspects of Collective Bargaining processes and the relationship between the Company and employees who are members of the Union.

                 (b) The parties of this Agreement, having the common goal for the successful operation of the Company, are to do all within their power to promote stability and productivity of employment by ensuring a harmonious and peaceful industrial relations to the mutual benefit of the Company and its employees.

                 (c) The Company's relations with its employees shall be governed by the terms of the Industrial Relations Act, 1965 (Act 299), the Labour Decree, 1967 (NLCD.
                          157), the Mining Regulations, 1970 (L.I. 665, 666), the Workmen's Compensation Law, 1987 (PNDCL. 187), the Social Security Law, 1991 (PNDCL. 247), the Labour Regulations, 1969 (L.I. 632), Public Holidays Law, 1989 (PNDCL. 220) and any amendments thereto.

                 (d) This Agreement shall cover all Monthly Rated Employees of the Company.

                 (e) Two copies of the agreement shall be lodged with the Registrar of Trades Union in terms with the provisions of the Industrial Relations Act, 1965
                          (299).

         1.03    Duration and Effective Date of the Agreement
                 --------------------------------------------

                 (a) The Agreement shall be for a term of three (3) years from the effective date except for Rate of Pay Schedule (Appendix 1) which shall be reviewed annually and shall be effective 1st January.

                 (b) The effective date of the Conditions of Service in this Agreement shall be 1st July, 1995.

                 (c) If after the expiration of this Agreement no new Agreement has been concluded the provisions herein shall continue to apply until a new Agreement is concluded or until this Agreement is terminated by either party in terms of the provisions of the Industrial Relations Act 1965 (Act 299).

         1.04    Interpretation of the Agreement
                 -------------------------------

                 If the interpretation of any part of this Agreement is disputed and agreement cannot be reached by the two parties the term in dispute shall be dealt with in accordance with the provisions of the Industrial Relations Act, 1965 (Act 299).

         1.05    Definitions
                 -----------

                 For the purpose of this Agreement the term:

                 (a) Employee/Employees shall apply to all employees for whom the Union has been certified to negotiate.

                 (b) Casual Labour shall apply to any person employed to work for not more than three (3) months. Casual labour shall be engaged to do work as agreed to by the Company and the Branch Union.

                 (c) Temporary Employee shall apply to any employee who has been employed for a specific job of a temporary nature not exceeding six (6) months. If the temporary employee is transferred to a permanent job, his employment shall commence from the date on which he was employed as a temporary employee.

                 (d) Branch Union shall apply to the Teberebie Goldfields Limited Branch of the Ghana Mineworkers' Union of T.U.C. (Ghana).

                 (e) Basic pay means wages/salaries as shown in the Rate of Pay Schedule (1/27th of the Monthly Basic Pay shall be taken as the Daily Basic Pay calculated to the nearest Cedi),

                 (f) Monthly Rated Employee shall apply to any employee whose basic pay is expressed as an amount per month and who is non-exempt from overtime pay.

                 (g) Registered Dependents shall mean an employee's, up to two (2) wives/a husband and up to eight (8) children under 18 years of age who are neither employed nor married and up to 24 years of age if they are in continuous attendance in an institution of higher education.

                 (h) Occupational disease/illness means any work-related abnormal condition or disorder, other than one resulting from a work injury, caused by or mainly caused by exposure at work.

                 (i) Occupational injury is an injury which results from a workplace accident/incident causing injury to the employee.

                 (j) Reference to the Masculine Gender in this Agreement shall also include the Feminine Gender where appropriate.

ARTICLE 2 -     TRADES UNION ACTIVITIES

         2.01    Freedom of Union Activities
                 ---------------------------

                 The Company shall recognise the activities of the Union and its members and shall not treat any Union member against his interest because he has conducted Union activities.

         2.02    Branch Union Officials
                 ----------------------

                 (a) The Company shall recognise the right of the Union to designate Branch Union Officials including Executive Members and Shop Stewards.

                 (b) The Branch Union shall inform the Company of the names, number, and distribution of the Executive Members and Shop Stewards. The Company shall recognise only the employees so designated on the current list.

                 (c) An Executive Member or a Shop Steward transferred to a new area shall cease to be so designated until he is elected to serve the new area.

         2.03    Full-Time Union Official
                 ------------------------

                 (a) The Company shall recognise the assignment by the Union of a Union member as a full-time Union official.

                 (b) The Union shall notify the Company of the name of a full-time Union official.

                 (c) The Company shall release a Branch Union official who is seconded to either the Branch or National Union as a full-time Union official for a period of not more than four (4) years. This may be reviewed before or after the four-year period. However, the period of his assignment as a full-time Union official shall not be included in the length of his employment.

                 (d) All earnings and benefits of a full-time Union official during the period of his assignment shall be paid by the Branch Union.

                 (e) When a full-time Union official has been relieved of his assignment, he shall return to the job he held when he became the full-time Union official. If the job does not exist, the Company and the Union shall decide what job he is qualified to do.

         2.04    Union Activities During Working Hours
                 -------------------------------------

                 (a) The Branch Union officials shall carry out Union activities during working hours with approval of the Company, but they must not leave their work without first obtaining permission from their immediate Supervisor.

                 (b) Branch Union officials shall be granted permission to participate in the following:

                          1.    Matters concerning the handling of
                                grievances and trade union disputes.

                          2.    MSNC-TGL meetings and Sub-Committee meetings.

                          3. Other labour management consultations and meetings.

                 (c) The Union shall notify the Company of the names of Union officials when the Union requires them to participate in Union activities set forth in Article 2.04(b), 2 & 3.

                 (d) When any Union member has engaged in Union activities as stated above and during working hours, the Company shall treat him as being on duty.

         2.05    Leave of Absence - Trade Union Courses
                 --------------------------------------

                 The Company shall grant leave of absence without pay to any Union Member who is offered scholarship by the Union to undertake a Trade Union course either in Ghana or overseas. Under special circumstances the Company may grant this leave of absence with pay.

         2.06    Transfer of Branch Union Officials
                 ----------------------------------

                 The Company shall consult with the Union in the event it becomes unavoidable to transfer Branch Union officials.

         2.07    Utilisation of Company-Owned Facilities
                 ---------------------------------------

                 (a) The Company will endeavour to approve the use of its facilities by the Branch Union for Union activities.

                 (b) The Company shall allow the Union to install bulletin boards. The number and location of bulletin boards shall be decided by the Company.

                 (c) The Company will furnish a room in which the Branch Union may conduct their business.

ARTICLE 3 -      ENGAGEMENT REGULATIONS

         3.01    General Provisions
                 ------------------

                 (a) The Company shall give a copy of the Collective Agreement to each employee.

                 (b) Upon employment, an employee shall be notified in writing of employment indicating:

                          1.      Job Title,
                          2.      Job Description,
                          3.      Department Assigned,
                          4.      Wage/Salary Scale,
                          5.      Wage/Salary Points,
                          6.      Effective Date,
                      and 7.      Probation Period.

         3.02    New Engagements
                 ---------------

                 (a)      Employment shall be at the discretion of the Company.

                 (b) A new employee shall normally be paid at a minimum rate shown for his particular category. But in the case of an employee with previous experience of the work and/or requisite qualifications, a starting salary somewhere within the appropriate scale, not necessarily at the bottom of it, may be paid.

         3.03    Medical Examinations
                 --------------------

                 (a) All employment shall be made subject to medical fitness.

                 (b) A new employee is required to pass a medical examination by the Company Medical Officer and to supply personal details for record purposes.

                 (c) Periodic medical examinations may be required by an employee or by the Company during the course of his employment.

                 (d) An employee shall undergo a medical examination at the termination of his employment.

                 (e) All medical examinations shall be made free of charge by the Company and such examinations shall take place during normal working hours.

                 (f) An employee shall not refuse to undergo a medical examination.

         3.04    Security Examination
                 ---------------------
                 Employment shall be made subject to passing security
                 check.   A new employee is required to furnish employment
                 history so that his background may be checked by the Company Security and Personnel Departments.

         3.05    Probationary Period
                 -------------------

                 (a) Every new employee shall undergo a probationary period of three (3) months. If no adverse report is submitted during the period, the employee shall be deemed to be confirmed in his employment.

                 (b) Where there is doubt of the employee's suitability, the Company may write to the employee concerned, with a copy to the Branch Union to extend the probationary period for a further three (3) months.

                 (c) During the period of probation, an employee's service may be terminated with one (1) month basic pay.

                 (d) No employee shall be terminated whilst receiving medical treatment, or until the Company Medical Officer declares him unfit.

         3.06    Temporary/Alternative Job Assignments
                 -------------------------------------

                 (a) Where an employee is not used in his normal job assignment, he may be assigned to any job for which he is trained or qualified.

                 (b)      While the employee is assigned to a
                          temporary/alternative job, he will be paid his
                          regular    rate   of pay even though the
                          temporary/alternative work requires less qualification.

                 (c) An employee who is classified as a trainee may be used on temporary job assignments for the purpose of training.

                 (d) No employee may refuse a temporary/alternative job assignment for which the employee is trained or qualified.

                 (e) Assignment to a lower category shall not be made for punitive or disciplinary reasons.

         3.07    Nomination of Beneficiary (Next-of-Kin)
                 ---------------------------------------

                 (a) Every employee shall give to the Company, at the time of his employment, the name and address of the nominee whom he wishes to receive any entitlements or benefits due him from the Company in the event of death.

                 (b) The employee will, however, have the right at any time to change the name of his beneficiary and the Company shall only give to the beneficiary last nominated by the deceased employee any benefits that might have accrued to the deceased.

         3.08    Promotions
                 ----------

                 (a) As far as possible, and depending on suitable candidates being found, all vacancies shall be filled by promotion within the Company.

                 (B) In the event of a new post being created within the Company, such post shall first be internally advertised for qualified employees to apply.

                 (c) Promotion to a higher category shall be on merit tempered with seniority where merit is equal.

ARTICLE 4 -     WORKING TIME REGULATIONS

         4.01    Hours of Work
                 -------------

                 (a) The normal working week shall be a week of 40 hours, worked over five (5) days of eight (8) hours a day for all employees.

                 (b) The normal working schedule shall be adjusted to suit the conditions within the requirements of the Company and shall be agreed between the Company and the Branch Union.

                 (c) Five (5) working days shall normally be followed by two (2) rest days on the sixth and seventh day.

         4.02    Overtime
                 --------

                 (a) The Company may have the right to schedule a regular work schedule of six (6) shifts per week and up to ten (10) hours per shift. All employees shall be required to work on those schedules. Any time scheduled over eight (8) hours per shift or the 6th and 7th working day will be paid at the appropriate overtime rate.

                 (b) An employee shall have the right to refuse overtime except:

                          1.    on regular schedules;

                          2.    on a breakdown;

                          3.    in case of accident or emergency;

                          4. if his replacement has not arrived in the case of a shift worker.

         4.03    Overtime Rates
                 --------------

                 Overtime worked at the request of the Company shall be paid as follows:

                          1.    Hourly rate   -   1/8 of daily basic pay

                          2. All hours in excess of eight (8) hours per working day - 1.5

                          3.    Sixth working day worked - 2

                          4.    Seventh working day worked - 2.5

         4.04    Attendance at Work
                 ------------------

                 Days absent from work due to causes outside the control of the employee may not normally be paid. Absence due to sickness authenticated by the Company Medical Officer shall be paid.

         4.05    Public Holidays
                 ---------------

                 (a)   The statutory Public Holidays are as follows:

                       New Year's Day                             -       1st January
                       Independence Day                           -       6th March
                       Good Friday                                -       March/April
                       Easter Monday                              -       March/April
                       Republic Day                               -       1st July
                       Christmas Day                              -       25th December
                       Boxing Day                                 -       26th December

                 (b)      Any other day declared a public holiday by the Government.

                 (c)      The Company will recognise Holy Saturday and Easter Sunday as paid holidays.

                 (d) All essential employees may be required to work on public holidays and holidays. Failure to attend may result in disciplinary action being taken.
                          The essential employees shall be determined by the Company and the Branch Union.

                 (e) If any other employee is required to work on a public holiday or holiday, it shall be entirely voluntary.

         4.06    Payment for Holidays Worked
                 ---------------------------

                 (a) Any employee who works on a public holiday or a holiday at the request of the Company shall be paid his daily basic pay plus 2.5 times his hourly rate for all hours worked.

                 (b) If a public holiday falls on an employee's scheduled rest day, he shall receive one extra day of basic pay.

         4.07    Reporting Pay (Sixth and Seventh Day)
                 -------------------------------------

                 If an employee reports for work on a scheduled day and due to a breakdown or problem with materials he is requested to go home, the time he was at the mine would be considered as hours worked and overtime at the appropriate rate shall be paid.

         4.08    Paid Meal Times
                 ---------------

                 An employee shall be entitled to one (1) hour paid meal time on the working site as part of the normal scheduled shift. The meal time will be arranged by his Supervisor.

ARTICLE 5 -      PAY REGULATIONS

         5.01    Scales/Rates of Pay
                 -------------------

                 (a) Every employee shall receive rate of basic pay appropriate to his job classification as shown in the Rate of Pay Schedule.

                 (b) An employee's rate of pay will be the highest rate for which the employee is trained and qualified by the Company, unless his performance in that job is adjudged unsatisfactory.

                 (c) Should a new job be created subsequent to the date of this Agreement or should any existing job be so substantially changed in its duties or responsibilities that the old rate of basic pay and salary scale are no longer appropriate, the Company and the Union shall meet and agree on a new rate of basic pay and salary scale for that job.

         5.02    Basic Pay Rates
                 ---------------

                 Negotiations for the basic rates of pay will be between the Company and the Ghana Mineworkers' Union and shall be shown in the Rate of Pay Schedule.

         5.03    Annual Increments
                 -----------------

                 (a)     An annual increment shall be granted
                         automatically to an employee who has
                         completed a year's continuous service in his present category at the rate shown in the Rate of Pay Schedule.

                 (b) In exceptional cases of outstanding ability, an employee shall be awarded an unspecified number of merit increment(s) over and above the normal increment in any one (1) year.

         5.04    Payment of Earnings and Advances
                 --------------------------------

                  (a) Payment of earnings shall be made monthly. Every monthly pay packet shall contain the employee's earnings statement.

                  (b) Payday will be five (5) week days, excluding Saturdays, Sundays and holidays, after the 20th of each month. If the 5th day falls on a Saturday, Sunday or holiday, then the following Monday, or next appropriate day, is payday.

                  (c) Employees shall be paid by bank transfer unless they wish to take cash payment.

                  (d) On the 10th of each month, an advance may be paid to each employee. The Company in consultation with the Branch Union will determine the amount of advance and each employee will be entitled to receive the same amount of advance. If the 10th of the month falls on a Saturday, Sunday or holiday, the advance will be paid the following day or next appropriate day.

                  (e) The advance, if made, shall be recoverable by the Company from the employee's total earnings.

         5.05     Deductions from Earnings
                  ------------------------

                  (a) The TUC dues of employees who are members of the Ghana Mineworkers' Union shall be deducted by the Company from the employees earnings. The deductions so made shall be distributed by the Company as may be directed from time to time by the TUC.

                 (b) No other deductions shall be made except Income Tax, Social Security and Provident Fund Contributions, Basic Local Rates, repayment of Advances and Loans received by the employees from the Company and other deductions as agreed to by the Company and the Branch Union.

         5.06    Paid Sick Leave (Non-Occupational)
                 ----------------------------------

                 (a) If a worker is absent from work due to sickness or the effects of accident (to which the provisions of the Workmen's Compensation Law 1987 (PNDCL 187) do not apply) and his absence is duly authenticated by a certificate of a Registered Medical Practitioner, he shall be paid sickness benefit as stated in (b) below.

                 (b) Subject to (a) above, the paid sick leave shall be as follows:

                          Length of Service                         Sick Leave Benefit
                          -----------------                         ------------------
                          1.       0 - 3 months                     No benefit
                          2.       3 months - 5 years               6 months basic pay
                          3.       Over 5 years                     8 months basic pay

                 (c) However, if at any time the Company Medical Officer is of the opinion that further medical care may not benefit the sick employee, all untaken paid sick leave under (b) above shall be paid to the employee and he shall be terminated on medical grounds.

                 (d) In the case where the company Medical Officer recommends further treatment after the maximum sick leave period has been exhausted, the Company shall extend the leave period without pay to enable the sick employee to recover.

                 (e) In the case where the Company Medical Officer recommends discontinuation of treatment, the sick employee may elect to take up to six (6) months leave, with unpaid wages and benefits, in order to find time to seek treatment on his own. At the expiration of this leave, the employee may opt to go back to his job if found to be medically fit or to be retired on medical grounds if found to be unfit to work. If he does not return at the end of the leave period, the employee shall be considered discharged from the date the leave started.

ARTICLE 6 -    ALLOWANCE REGULATIONS

6.01     Out-of-Station Allowance
         ------------------------

         (a) An employee who is required in the course of his duties to travel and travels away from his usual place of work shall be given:

                  1.      Meals while out of station.
                  2.      Accommodation if required to stay overnight.
                  3.      Transportation.

         (b) In lieu of the above, such employee shall be paid allowance as follows:

                 1.       Breakfast                         C1,500.00 per day
                 2.       Lunch                             C3,000.00 per day
                 3.       Supper                            03,000.00 per day
                 4.       Accommodation                     C30,000.00 per day

         (c) Transport expenses incurred by the employee shall be reimbursed to him by the Company upon presentation of valid receipts where possible.

6.02     Funeral Undertaking
         -------------------

         (a) In the event of the death of an employee, the Company shall provide a coffin of an acceptable standard determined by the Company and the Branch Union.

         (b)      The Company shall bear the cost of mortuary bills, if any.

         (c) Where the family of the deceased employee wish to transport the body to his hometown, the Company shall provide free transport to convey the deceased employee to his hometown within Ghana.

         (d) A cash donation of C300,000.00 together with four (4) bottles schnapps, four (4) cartons beer and four (4) crates soft drinks shall be made to the spouse of the deceased employee or in absence of a spouse, to the head of the deceased family.

         (e) The Company shall provide a coffin as well as transport to convey a deceased spouse of an employee to the spouse's hometown within Ghana. In addition, a cash donation of C150,000.00 together with two (2)
                  bottles schnapps, two (2) cartons beer and two (2) crates soft drinks shall be made to the bereaved employee.

                 (f) In the case of the death of any other Registered Dependant of an employee, the Company shall provide a coffin and a cash donation of C60,000.00, one (1) bottle schnapps, one (1) carton beer and one (1) crate soft drinks as well as transport to convey the corpse to a local cemetery within the Tarkwa area.

         6.04    Shift Allowance
                 ---------------

                 (a) A night shift allowance of C2,400.00 shall be paid to an employee who works 50 per cent or more of the recognised period for the night shift. This shall not apply to Watchmen.

                 (b) The recognised hours of the night shift shall be from 10:00 p.m. to 6:00 a.m.

         6.05    Tools
                 -----

                 It shall be the responsibility of the Company to provide all the tools necessary for use by the employees.

         6.06    Canteen/Meal
                 ------------

                 The Company shall provide suitable canteen facilities for all its employees as well as one free meal per shift worked for each employee. An employee who is held to work overtime for more than 50 per cent of another shift shall be entitled to another meal for that period.

         6.07    Transfer Allowance
                 ------------------

                 A transfer allowance of two (2) month's basic pay shall be paid to an employee who proceeds on permanent transfer at the request of the Company.

         6.08    Call-in Allowance
                 -----------------

                 An employee called-in from home outside his normal shift shall be entitled to and be paid called-in allowance of 25 per cent of his basic daily pay in addition to overtime.

         6.09    Transport
                 ---------

                 The Company shall provide all employees with transport to and from their places of work. Designated collection points shall be decided by the Company and Branch Union.

ARTICLE 7 -      LEAVE REGULATIONS

                7.O1     Paid Annual Leave
                         -----------------

                 (a) On completion of one (1) year's continuous service with the Company, an employee shall be entitled to annual leave. Annual leave entitlements shall be as follows:

                 Years of Service                           Leave Entitlements
                 ----------------                           ------------------
                 1 - 5 years                                    5 Working Weeks
                 Over 5 years                                   6 Working Weeks

                 (b) Annual paid leave shall be taken when the employee requests it, following the anniversary date of employment.

                 (c)      The employee may sell up to 1/2 of his leave.

                 (d) The employee must take all leave due him before his next anniversary date, except for (c), (e) and (f) herein.

                 (e) Leave may be suspended or deferred at the request of the Company in writing. An employee whose leave is suspended or deferred may either reschedule his leave or be paid for the time of the leave.

                 (f) Leave may be interrupted at any time if the exigencies of service demand that an employee should return to work before the expiry of his leave time; an employee whose leave is interrupted by the Company may take the rest of his leave at a later date or have the days worked paid at 2.5 times his daily basic rate. The Company will pay any additional travel expenses incurred.

                 (g) Any employee who is prevented by ill-health from returning to duty at the end of his leave should notify his head of department and in any case not later than seven (7) working days after the end of leave. On resumption of duty, the employee shall submit to the Company a medical certificate endorsed by a Registered Medical Practitioner authenticating the employee's ill-health.

                 (h) Holidays falling within the period of leave shall extend the period of paid leave.

                 (i) The Company shall prepare a departmental leave roster annually showing dates its employees proceed on leave and number of days for each employee.

         7.02    Leave Pay on Leaving Employment
                 -------------------------------

                 When an employee ceases to be employed by the Company for any cause, he shall receive leave pay for any earned leave not taken, and the pro-rated amount of leave earned since his last anniversary date.

         7.03    Maternity Leave
                 ---------------

                 (a) On production of a Medical Certificate signed by the Company's Medical Officer, or where circumstances demand, by a Registered Medical Officer, or Registered Midwife, a pregnant female employee with not less than one year continuous service shall be granted maternity leave with pay.

                 (b) Subject to sub-section (a) above, a pregnant female employee shall be eligible for maternity leave as follows:

                          (1)  6 weeks before confinement

                          (2)  6 weeks after confinement

                          (3) The period of confinement shall be extended to ten (10) weeks where the confinement is abnormal or where in the course of the confinement two (2) or more babies are born.

                          (4)  Accrued unspent leave may be taken.

                          (5) In addition, a further four (4) weeks unpaid leave may be taken either before or after confinement.

                          (6)  A nursing mother shall be placed on the
                               appropriate shift for a period not exceeding twelve (12) months after her confinement.

                 (c) On resumption of duty, a nursing mother shall be granted 45 minutes twice a day for nursing her child for a period up to twelve (12) months.

         7.04    Bereavement/Casual Leave
                 ------------------------

                 (a) An employee faced with bereavement involving the death of his father, father-in-law, mother, mother-in-law, spouse or child shall be granted up to fifteen (15) working days leave with pay in a calendar year.

                 (b) An employee faced with bereavement involving a blood relative of the employee or his spouse shall be granted, up to three (3) working days with pay and seven (7) working days without pay leave in a calendar year.

                 (c) An employee shall, on request, be granted casual leave of up to 5 working days without pay in a calendar year.

         7.05    Study/Examination Leave
                 -----------------------

                 (a) Where an employee is sponsored by the Company to further his education on an approved course either in Ghana or abroad in a higher institution, he shall be granted study leave with pay.

                 (b) The question of granting study leave with or without pay to an employee who is desirous of furthering his education on an approved course either in Ghana or abroad in a higher institution shall be decided by the Company.

                 (c) An employee shall be granted examination leave to enable him take an examination on presentation of valid documents to that effect. The question of leave with or without pay shall be decided by the Company in consultation with the Branch Union.

ARTICLE 8 -     DISCIPLINARY REGULATIONS

         8.01    Introduction
                 ------------

                 (a) The Sub-Committee of (MSNC-TGL) shall deal with all issues under this regulation.

                 (b) The Company shall not terminate an employee's employment without due consideration of his record.

                 (c) Disciplinary measures shall be taken in accordance with the gravity of the offence and after a review by the Company and the Branch Union in the presence of the employee involved.

                 (d) A schedule of offences that may constitute grounds for termination, summary dismissal and other disciplinary action shall be as agreed to by the Company and Branch Union.

         8.02    Interdiction Procedure
                 ----------------------

                 (a) If an employee is suspected of having committed an offence which would require investigation, he shall be interdicted on half pay pending the outcome of the investigation or final disposal of the case.

                 (b) A period of up to thirty (30) calendar days from the date the employee was interdicted shall be allowed for the final disposal of the case.

                 (c)      If the employee is exonerated after the
                          investigation, he shall be paid in full for the period of his interdiction.

         8.03    Disciplinary Procedure
                 ----------------------

                 (a) Where an employee commits an offence, he shall be disciplined in accordance with the Schedule of Offence. The offence shall be stated in writing.

                 (b) Before the above disciplinary action is taken, a discussion will be held with the employee regarding the offence. During this time, the employee shall be given an opportunity to make a statement or defend himself in the presence of a representative of the Branch Union.

                 (c) A warning or suspension from work or termination or summary dismissal may be imposed as a result of the findings.

                 (d) After receiving three (3) warnings or suspensions, the employee may normally be terminated from employment on committing a fourth offence within a period of twelve (12) calendar months.

                 (e) The Company shall furnish copies of written warnings/suspensions, terminations and dismissals to the Branch Union.

         8.04    Legal Assistance for Employees
                 ------------------------------

                 In the event of court proceedings being taken against an employee for an offence he committed during the course of his lawful duties, the Company shall ensure that defence council is available to defend the employee.

         8.05    Absence from Work/Absenteeism Penalties
                 ---------------------------------------

                 (a) No employee shall be absent from work on any scheduled working day without permission.

                 (b) The offence of unauthorised absence from work shall be dealt with by the issue of a series of warning notices, followed by termination. The following series of warning notices shall apply.

                          (1) Three (3) absences without permission in a period not exceeding twelve (12) calendar months. (FIRST WARNING)

                          (2)     Two (2) additional absences without
                                  permission in a period not exceeding 12
                                  calendar months.  (SECOND WARNING)

                          (3)     Two (2) additional absences without
                                  permission (making a total of 7) accumulated within 12 calendar months. (TERMINATION)

                 (c) Where an employee has been continuously absent for seven (7) working days, he shall be deemed to have resigned from the employment of the Company.

                 (d) In exceptional circumstances and for bonafide reasons, the Company may agree that absence without permission shall not be counted towards the issue of warning or termination.

ARTICLE 9 -      GRIEVANCE AND TRADE DISPUTE PROCEDURES

         9.01    Introduction
                 ------------

                 It is recognised that there are two (2) kinds of disputes which might develop between the Company and the Union during or at the expiration of this Collective Bargaining Agreement.

                 The first kind of possible dispute shall be termed a "Grievance".

                 The second kind of possible dispute shall be termed a "Trade Dispute".

                 It is the purpose of Article 9 to provide procedures whereby the parties to this Collective Bargaining Agreement can be assured of prompt and equitable settlement of all such disputes.

         9.02    Grievance
                 ---------

                 (a) A grievance shall be defined as the cause for complaint or protest. This may arise as a result of a decision by the Company connected with the non-compliance with the employee's terms and conditions of employment, in the interpretation, application and violation of this Collective Bargaining Agreement.

                 (b) The parties to this Collective Bargaining Agreement recognise that the grievance should be resolved promptly and as close to the lowest level as possible and the following procedures shall accordingly be observed in settling all grievances:

        Step 1: Where an employee is dissatisfied with any decision by the Company on any matter affecting his conditions of employment and he wishes to register a grievance he shall, in the first place, report his grievance or the causes of his dissatisfaction direct to his Supervisor and his Shop Steward.

                         The Supervisor and the Shop Steward shall investigate and deal with the matter within two (2) working days of receiving the grievance.

        Step 2: Where the employee is still dissatisfied with the findings of the investigation, he may refer it to the Department Supervisor in writing within two (2) working days after receiving the findings. The Department Supervisor shall endeavour to resolve the matter and give the employee his findings in writing within four (4) working days.

        Step 3: In the event the employee is still dissatisfied with the findings, the employee may submit the grievance in writing to the Operations Manager and he shall invite the employee, the Branch Union and other appropriate personnel to review the grievance. The Operations Manager shall deal with the matter within a period of one
                         (1) week.

         Step 4: In the event the employee is still dissatisfied with the decision, the Branch Union may refer the issue to the Union who may arrange to meet the General Manager or his representative to resolve the grievance within two (2) weeks.

         Step 5: If the issue is still unresolved, either party to this Collective Bargaining Agreement may request a meeting of the Mines Standing Negotiating Committee-Teberebie Goldfields Limited
                         (MSNC-TGL) to resolve the issue.

         Step 6: If the issue can still not be resolved, the issue may be referred to conciliation in accordance with Section 16 of the Industrial Relations Act, 1965, (Act 299),

         9.03    Trade Dispute
                 -------------

                 (a)  A Trade Dispute shall be defined as:

                      1.    Complaint by employees on an issue affecting
                                  their employment which is not covered by the Collective Bargaining Agreement.

                          2. Dispute over interest: i.e. when the two parties to the Collective Bargaining Agreement are unable to agree on an issue to be included in the Collective Bargaining Agreement and/or any issue outside the Collective Bargaining Agreement.

                  (b) In the event of a Trade Dispute between the two parties, they shall resolve the dispute in fairness to both parties as promptly as practicable.

                  (c) In the event where they are unable to revolve the dispute, it shall be dealt with in accordance with the provision of the Industrial Relations Act of 1965 (Act 299).

         9.04    Action in Trade Dispute
                 -----------------------

                  (a) Action in Trade Dispute shall be defined as a strike by the Union or a lock-out by the Company to enforce compliance with demands made on the other party.

                  (b) Neither the Company nor the Union shall cause, countenance or support any lock-out or strike until the procedure set out in Section 18 of the Industrial Relations Act, 1965 (Act 299) has been carried through.

                  (c) When the Union or the Company stages or suspends any Action in a Trade Dispute, it shall notify the other party.

                  (d) The Union shall recognise that employees who fall under the following categories shall not participate in action in Trade Dispute:

                                           1.      Security personnel
                                           2.      Medical staff

                  (e) In the event of the mine carrying on production during Action in Trade Dispute, the Union shall have the right to withdraw immediately all employees mentioned in (d) above.

ARTICLE 10 - LEAVING THE SERVICE OF THE COMPANY

         10.01    Introduction
                  ------------
                  (a) The modes by which an employee may leave the service of the Company shall be as follows:

                          1.    by termination of employment
                          2.    by summary dismissal
                          3.    on resignation
                          4.    on reaching retirement
                          5.    by retirement on medical grounds
                          6.    upon incident of death
                          7.    on being declared redundant/or through
                                severance

                    (b) The Company shall, upon request, give a certificate of service to any employee who leaves the service of the Company.

         10.02      Termination of Employment
                    -------------------------

                    In cases other than gross misconduct, the Company may terminate the employment of a confirmed employee by giving him one (1) month notice or pay in lieu of notice.

         10.03      Summary Dismissal
                    -----------------

                    In the event of an employee being found guilty of an offence under gross misconduct in accordance with the Schedule of Offences, he shall be summarily dismissed.

         10.04      Resignation
                    -----------

                    A confirmed employee who wishes to resign from the service of the Company shall give a month's notice.

         10.05      Retirement
                    ----------

                    (a) Retirement from the service of the Company shall either be voluntary or compulsory.

                    (b) The statutory age for retirement shall be as prescribed in the Social Security Law, 1991 (PNDCL 247).

                    (c) An employee who wishes to retire voluntarily shall give the Company three (3) months notice.

                    (d) When the employee has reached the statutory age for compulsory retirement, he shall be so informed by the Company three (3) months prior to the date of the retirement.

         10.06      Retirement on Medical Grounds
                    -----------------------------

                    An employee may be retired on medical grounds by the Company Medical Officer when found unfit to carry out his duties as a result of ill-health occasioned either by occupational or non-occupational injury/disease.

         10.07   Repatriation
                 ------------

                 (a) When an employee has completed five (5) years service and leaves the Company for reasons other than summary dismissal, upon request, he shall be repatriated to his hometown. The employee's registered dependents and their personal effects shall also be repatriated by the Company.

                 (b) When an employee leaves the service of the Company by retirement, redundancy, or for medical reasons, upon request, the Company shall repatriate the employee, his registered dependents and their personal effects to the employee's hometown in Ghana.

                 (c) If the service to the Company is terminated by death of the employee, the deceased employee's spouse(s), registered dependents and their personal effects shall be returned to their hometown in Ghana, if they so request.

         10.08   Redundancy/Severance
                 --------------------

                 (a) In the event of redundancy or severance, three (3) months notice shall be given.

                 (b) On receipt of the notice, the Union shall enter into discussion with the Company on the matter. During this period, the Company undertakes that no notice of termination shall be given to any employee regarding redundancy.

                 (c) When new employment occurs, preference may be given to an employee whose employment was terminated as a result of redundancy/severance.

                 (d) Should the Company find it necessary to fill any vacancy in a particular classification within six (6) months of terminating an employee's employment of similar classification on grounds of redundancy/severance, such vacancy shall as far as practicable be filled with redundant employee.

                 (e) All personal emoluments due from the Company shall be paid to the employee before he is laid off.

                 (f) No employee's employment shall be terminated by the Company during his absence on authortsed leave.

ARTICLE 11 -    COMPENSATION FOR LOSS OF EMPLOYMENT

         (a) In the case of redundancy/severance, the Company and the Union will determine the amount of compensation to be paid to the affected employee with consideration of his benefits in the Provident and Trust funds.

         (b)      In the case of retirement on grounds of
                  non-occupational ill-health, the affected employee shall be paid six (6) months basic pay.

         (c) In the case of retirement on grounds of occupational ill-health, the affected employee shall be paid thirty-six (36) months basic pay; but where the employee becomes totally disabled as a result of occupational injury/disease, the Company and the Union will in addition to the thirty-six (36) months pay decide on his re-settlement.

         (d) In the case of death resulting from occupational accident, the deceased employee's beneficiary shall be paid thirty (30) months basic pay of the employee.

ARTICLE 12 -    TRANSFER REGULATIONS

12.01   Departmental Transfer
        ---------------------

         (a)      A departmental transfer may be effected:
              1. If the transfer is necessitated by redeployment and involves changing the employee's trade or job, the employee shall be given the option to accept the new trade or job or be terminated on grounds of redundancy.

              2. If the transfer is necessitated by occupational injury/disease and involves changing the employee's trade or job, the employee shall be given the option to accept the new trade or job or be retired on medical grounds.

         (b) If an employee wishes to improve his employment by means of transfer to another department, the Company may facilitate such transfer where practicable.

ARTICLE 13 -    MEDICAL REGULATION

13.01   Extent of Free Medical Treatment
        --------------------------------

         (a) The Company shall provide free medical treatment for a11 employees and their registered dependents at the mine Clinic or designated hospital.

        (b) In cases of employees whose work places and residences are far away from the mine Clinic, the Company shall make arrangements for free medical treatment for the employees and their registered dependents,

        (c) The Company may reserve the right not to provide free medical treatment for the following:

            1.   Repeated infections with sexually transmitted diseases.

            2. Chronic alcoholism or use of stimulants, drugs or narcotics except when prescribed by a Physician.

13.02   Medical Expenses Outside the Mine Clinic
        ----------------------------------------

        The cost of medical treatment, including board, lodging and transport expenses incurred by an employee or his registered dependent at any registered hospital/clinic should he be away on duty or leave or in case of emergency, shall be reimbursed by the Company on the production of a medical certificate and valid receipts.

13.03   Referred Medical Cases
        ----------------------

        (a) A sick employee who is referred by the Company
            Medical Officer to another hospital outside his place of work shall have his transport expenses reimbursed.
            The sick employee shall also be paid an out of station allowance where the Company does not provide board and lodging.

        (b) In the case of the employee's registered dependent or where the Company Medical Officer recommends that a person should accompany the sick employee or registered dependent, the Company shall reimburse their transport expenses and pay a subsistence allowance of C30,000.00 per night where the Company does not provide board and lodging.

13.04   Dental/Optical/Ophthalmic Treatment
        -----------------------------------
        (a) Free dental, optical and ophthalmic treatment shall be provided by the Company for employees and their registered dependents when the treatment is prescribed by the Company Medical Officer.

        (b) The Company will reimburse an employee for the cost of prescription spectacles which have industrial frames and safety lenses.

        (c) Dentures and spectacles when prescribed by the Company Medical Officer due to accidents involving Company vehicles will be provided by the Company.

13.05   Periodic Medical Examination
        ----------------------------

        (a) The Company may require an employee or any member of his registered dependents to be examined if the Company considers it necessary.

        (b) In the above case, the examination shall be conducted at Company's expense.

ARTICLE 14 -    ACCIDENTS AND WORKMEN'S COMPENSATION

        (a) In his own interest and that of others, every employee is expected to take care in his work and endeavour to prevent accidents.

        (b) No employee shall work or operate or drive any equipment or vehicle unless he has been trained and qualified to operate that piece of equipment or unless he is under the direct supervision of a qualified Trainer.

        (c) No employee shall be assigned to work that is likely to cause injury or manifestly in excess of his strength.

        (d) An employee shall comply with instructions given for his own safety and health and those of others.

        (e) No employee shall work under any conditions which are hazardous or dangerous.

        (f) All accidents must be reported as soon as possible to the employee's immediate Supervisor.

        (g) The Company shall as soon as possible notify the Branch Union of all accidents which are likely to lead to an inquiry or an inquest into the death of an employee in the course of his employment.

        (h) An employee who may sustain injury or contract an occupational disease arising out of and in the course of his employment shall be treated by the Company until such a time that he is fit to resume work or is retired on medical grounds. The employee shall be paid his full basic pay and other allowances during the period he was off work.

        (i) If the employee is unable to perform his normal job as a result of injury/disease after he has been declared fit by the Company's Medical Officer, he may be re-trained for the purpose of redeployment.

        (j) Compensation is paid in accordance with the Workmen's Compensation Law, 1987, (PNDCL.187).

ARTICLE 15 -    TRAINING

15.01   General
        -------
        (a) No employee shall be employed in work of any description in the mine unless that employee has received the necessary instructions and training including safety and health so as to be able to do the work competently and safely.

        (b) Individual records of all such training, and where necessary re-training shall be maintained at the mine.

        (c) The nature and period of training or re-training for all the various categories of employment shall be made known to the employees concerned.

15.02   In-Service Training
        -------------------

        (a) Internal training in the form of periodic lectures and demonstrations shall be provided by the Company to impart additional production/maintenance and administrative techniques to employees to improve upon their skills.

        (b)  The Company undertakes to train its employees for promotion.

15.03   Financial Assistance for Education
        ----------------------------------

        Where an employee is taking a correspondence course approved by the Company, the educational cost shall be borne by the Company.

15.04   Scholarships to Employee's Children
        -----------------------------------

        (a) The Company undertakes to award scholarships in Ghana to children of employees.

        (b) The conditions for the scholarship and the extent of financial obligation on the part of the Company shall be determined by the Company and the Branch Union from time to time.

ARTICLE 16 -    SAFETY, HEALTH AND ENVIRONMENT

16.01   General Provisions
        ------------------

        (a) The Company and the Union are committed to improving the quality of life of all employees/members by:

              1.   elimination of injuries and accidents;

              2.   ensuring a safer working environment;

              3.   developing safe working practices.

        (b) The Company will work within the framework of its environmental action plan.

        (c) Copies of the relevant portion of the Mining Regulation and the Company's safety and health policy shall be given to an employee upon commencement of employment.

16.02   First Aid Requirements and Training
        -----------------------------------

        (a) Facilities for first aid and emergency treatment in case of accident shall be provided at points where mining operations are performed.

        (b) As far as reasonably practicable, all employees shall undergo a training programme to enable them to qualify for a recognised first aid certificate.

16.03   General Welfare
        ---------------

        (a) The Company shall provide adequate and suitable sanitary conveniences conveniently accessible to all employees at their work places. These shall be maintained, kept clean and effective provision shall be made for their lighting and ventilation.

        (b) The Company shall provide adequate supply of wholesome drinking water and properly maintained at suitable points conveniently accessible to all employees at their work places.

        (c) The Company shall provide adequate facilities for changing, washing, storage and laundering of clothes for the use of all employees at their work places, and these shall be maintained in clean and orderly conditions.

        (d) Where practicable, the Company shall provide suitable protective shelters for employees who work in the open air.

        (e) The Company will endeavour to provide a system of transport to convey the dependents of employees to schools, hospitals and shopping centres at times agreed to between the Company and the Union.

16.04    Free Protective Clothing and Equipment
         --------------------------------------

         (a) The Company shall provide the following protective clothing and devices which shall be worn by the employees concerned. If the employee refuses to wear protective equipment, he shall be subject to discipline.

              (1) Suitable protective clothing to employees who are exposed to wet, cold, heat, noise, airborne dust, harmful physical and chemical agents, and harmful gases/fumes.

              (2)   Safety belts and lines where there is a
                    danger of falling.

              (3) Life jacket where there is danger of falling into water.

         (b) The protective clothing and devices shall conform with such standards as may be specified by the Mines Department.

         (c) The Company shall replace worn out protective clothing and equipment when a worn out item is returned to the Company.

         (d) If an employee loses protective equipment, he shall pay the Company full cost of replacement. This shall be deducted at source over six (6) months instalments.

16.05   Uniforms
        --------

        (a)   The Company shall furnish free uniforms to each employee.

        (b) Each employee will receive two (2) uniforms. The uniform will be replaced when a worn out uniform is returned to the Company.

        (c) The Company in consultation with the Branch Union shall decide what uniform shall be worn by each employee.

        (d) If an employee loses or wilfully destroys a uniform, he shall pay the Company the full cost of replacement. This shall be deducted over six (6) months instalments.

16.06   Safety Committee
        ----------------

        The Sub-Committee of the Mines Standing Negotiating
        Committee-Teberebie Goldfields Limited (MSNC-TGL) shall deal with all matters concerning Safety, including:

               (a)   Safety inspections
               (b)   The enforcement of safety rules
               (c)   Safety education
               (d)   Co-ordinating safety and health activities

ARTICLE 17 -    PROVIDENT FUND SCHEME

        (a) Every employee of the Company on employment shall become a member of the Provident Fund Scheme.

        (b) The contribution towards the Provident Fund Scheme shall be as follows:

               1.    by an employee - 5% of the
                                      employee's monthly
                                      basic salary

               2.    by the Company - 10% of the
                                      employee's monthly
                                      basic salary

        (c)    The Scheme shall be managed by a Board of Trustees.

ARTICLE 18 -    TEBEREBIE EMPLOYEES TRUST FUND

        (a) The Company and the Union shall jointly establish a Teberebie Employees' Trust Fund for the benefit of the employees.

        (b) Primary purpose of the Trust Fund is for employees to own their own houses.

        (c)    Secondary purpose is to provide loans for employees.

        (d) The Company and the Union shall establish rules and regulations to govern the Trust Fund.

        (e)    The Company will contribute:

                1. 14% of the employee's monthly basic salary in the first year of the contract.
               2. Additional 3% making a total of 17% of the employee's monthly basic salary for the second year of the contract.
               3. Additional 3% making a total of 20% of the employee's monthly basic salary for the third year of the contract.

        (f) Any accrued benefit standing to the credit of the employee at the end of his service shall be reverted to the employee.

ARTICLE 19 -    MISCELLANEOUS PROVISIONS

19.01   Interest Free Loans
        -------------------

        (a)    An employee may apply for a compassionate loan from the Company.

        (b) The rules and regulations of the loans shall be determined by the Company in consultation with the Branch Union.

19.02   Bonus
        -----
        The Company may pay an annual/production bonus. The details of the bonus will be discussed by the Company and the Branch Union.

19.03   Awards
        ------
        (a) The Company shall institute a long service award. The conditions and types of awards shall be determined by the Company and the Branch Union.

        (b) The Company shall also establish awards to recognise outstanding performance, safety and other meritorious achievements as the Company and the Branch Union deem appropriate.

19.04   Recreational Facilities
        -----------------------
        The Company shall promote the development of recreational activities for its employees.

19.06   Press Announcement
        ------------------
        While negotiations are in progress, there shall be no press release except those mutually agreed by the Company and the Union in writing.

ARTICLE 20 -     CONSTITUTION AND RULES OF THE MINES STANDING
                 NEGOTIATING COMMITTEE-TEBEREBIE GOLDFIELDS LTD.

20.01   Constitution
        ------------
        (a)   There shall be a Mines Standing Negotiating
              Committee-Teberebie Goldfields Limited (MSNC-TGL) consisting of not more than seven (7) members from either party of this Collective Bargaining Agreement.

        (b) Each side may bring an additional person for the purpose only of recording the proceedings; he shall not take part in the discussions.

        (c) The Chairman shall be appointed by the Company and he shall act as such for all meetings.

        (d) The Recording secretary of the MSNC-TGL shall be provided by the Company.

        (e) There shall be no other observer unless both parties agree that the presence of any other individual is desirable.

20.02   Functions
        ---------

        The functions of the MSNC-TGL shall be to consider such matters as connected with the employment, non-employment, with the terms of the employment or with the conditions of labour of any of the employees of the class described in the certificate.

20.03   Agenda, Meetings and Minutes
        ----------------------------

        (a) The MSNC-TGL shall hold such Ordinary Meetings as may be required within two months prior to the expiration of this Collective Bargaining Agreement.

              1. Once a year, for the purpose of reviewing the Rates of Pay Schedule.

              2. Once every three (3) years, for the purpose of reviewing the other Conditions of Service.

        (b) A request by either party for an Extraordinary meeting in times of emergency shall be submitted in writing to the other party, specifying the purpose of such proposed meeting. The party who receives such request shall within 14 days of such receipt make mutually acceptable arrangements in consultation with the other party to convene the requested meeting.

        (c) The Secretary shall be responsible for issuing the agenda and writing the minutes of the meetings.

        (d) Items for the agenda for Ordinary Meetings shall be submitted in writing to the Secretary and copied to the other party by not later than three (3) months prior to the expiration of the applicable section of this agreement. A copy of the agenda shall be submitted to each side not less than 14 days before such meetings.

        (e) The agenda for such meetings shall be approved by both parties not less than 7 days before the meeting.

        (f) Draft minutes of all meetings of the MSNC-TGL shall be sent to the General Secretary of the Ghana Mineworkers' Union and the Chairman of the MSNC-TGL or their representatives for their comments before the final minutes are issued.

        (g) Any Agreement concluded shall be reduced to writing and signed on behalf of Teberebie Goldfields Limited by the Chairman or his representative and on behalf of the Ghana Mineworkers' Union by the General Secretary or his representative.

        (h) The final minutes when confirmed shall be signed on behalf of the Company by the Chairman of MSNC-TGL or his representative and on behalf of the Union by the General Secretary or his representative.

        (i)   Copies of the Agreement shall be made available to the Union.

        (j) The MSNC-TGL shall appoint a Sub-Committee with the constitution and rules as hereinafter set out for the Company and the Branch Union in accordance with
              Section 5(3) of the Industrial Relations Act, 1965
              (Act 299).

        (k) In no circumstances shall a strike or lock-out take place whilst discussions are in progress. Strictly in compliance with the provisions of the Industrial Relations Act, 1965 (Act 299) four (4) weeks notice shall be given before any strike or lock-out takes place.

ARTICLE 21 -     CONSTITUTION AND RULES OF A SUB-COMMITTEE, OF THE
                 MINES STANDING NEGOTIATING COMMITTEE-TEBEREBIE
                 GOLDFIELDS LIMITED.

21.01   Object
        ------

        The object of the appointment of a Sub-Committee of the Mines Standing Negotiating Committee shall be to provide a recognised means of communication, joint consultation and negotiation with delegated power between the Branch Union and the Company.

21.02   Functions
        ---------

        The functions of the Sub-Committee of the MSNC-TGL.

        (a) Local application of MSNC-TGL decisions or agreements and any other schedules of the MSNC-TGL.

        (b)   Safety appliances, first aid, welfare measures.

        (c)   Disciplinary measures.

21.03   Questions Excluded
        ------------------

        The Sub-Committee shall not take any decisions or arrive at any agreements which shall have the effect of varying those of the MSNC-TGL.

21.04   Composition
        -----------

        (a) A Sub-Committee shall be composed of not more than three (3) representatives from either party.

        (b) The Chairman and recording secretary for each meeting shall be appointed by the Company.

21.05   Agenda, Meetings and Minutes
        ----------------------------

        (a) Items for the agenda shall be submitted in writing to the Secretary not less than seven (7) days before the date of the appropriate meetings.

        (b) Copies of the agenda as finally drawn shall be submitted to each party not less than three (3) days before such meetings. Meetings shall be held at least quarterly. Extraordinary meetings may be arranged at the request of either party.

        (c) The minutes shall be signed by the Chairman or his representative on behalf of the Company and by the Branch Secretary or his representative on behalf of the Branch Union. Copies of the minutes shall be sent to each party. Information copies shall also be sent to the General Secretary of the Union.

21.06   Procedures
        ----------

        (a) Decision shall be arrived at by consensus between the two parties.

        (b) Where no decision is reached, the matter in dispute may be referred to the MSNC-TGL by either party for consideration.

                              COLLECTIVE AGREEMENT
                                    BETWEEN
                          TEBEREBIE GOLDFIELDS LIMITED
                                      AND
                    THE GHANA MINEWORKERS' UNION OF T.U.C.

                             RATE OF PAY SCHEDULE


TEBEREBIE GOLDFIELDS LIMITED
RATE OF PAY SCHEDULE
FOR: MONTHLY RATED EMPLOYEES REPRESENTED BY THE UNION
EFFECTIVE JULY 1, 1995
==========================================================================================================
                  Inter
               Departmental
  Category        Common                    Mining                    Processing
              Classification              Operations                  Operations          Maintenance

----------------------------------------------------------------------------------------------------------
     1                                   Equip Optor A             Crusher Operator A    Lead Mechanic
----------------------------------------------------------------------------------------------------------
     2                                                             ADR Operator A        Mechanic A
                                         Equip Optor B             Crusher Operator B    Welder A
                                                                   Equip Operator B      Electrician A
----------------------------------------------------------------------------------------------------------
     3         Driver A                  Equip Optor C             ADR Operator B        Mechanic B
               Site Clerk A              Cert Blaster              Crusher Operator C    Welder B
                                                                   Equip Operator C      Electrician B
----------------------------------------------------------------------------------------------------------
     4         Driver B                  Equip Optor D             ADR Operator C        Mechanic C
               Site Clerk B              Blast Help A              Crusher Operator D    Welder C
                                                                   Equip Operator D      Electrician C
                                                                                         Serviceman A
----------------------------------------------------------------------------------------------------------
     5         Driver C                  Blast Help B              ADR Operator D        Serviceman B
               Site Clerk C                                        Crusher Operator E
               Lead Laborer
               Trainee A
----------------------------------------------------------------------------------------------------------
     6         Laborer A
               Trainee B
----------------------------------------------------------------------------------------------------------
     7         Laborer B
==========================================================================================================


TEBEREBIE GOLDFIELDS LIMITED
RATE OF PAY SCHEDULE
FOR: MONTHLY RATED EMPLOYEES REPRESENTED BY THE UNION
EFFECTIVE JULY 1, 1995
============================================================================================================
              Warehouse                                              Geology
Category          &                            Laboratory               &                        Security
            Administration                                          Engineering
-------------------------------------------------------------------------------------------------------------
  1
-------------------------------------------------------------------------------------------------------------
                  Lead                                                                         Senior Staff
  2           Warehouseman                 Lab Tech A                                            Sergeant
-------------------------------------------------------------------------------------------------------------
  3           Warehouseman A               Lab Tech B                                             Staff
                                                                                                 Sergeant
-------------------------------------------------------------------------------------------------------------
                                                                     Instrumentman
  4           Warehouseman B               Lab Tech C                                            Sergeant
                                                                     Draftsman
-------------------------------------------------------------------------------------------------------------
                                                                     Rodman
  5           Warehouseman C               Lab Tech D                                            Corporal
                                                                     Sampler
-------------------------------------------------------------------------------------------------------------
                                                                                                   Senior
  6           Warehouseman D                                                                     Securityman
-------------------------------------------------------------------------------------------------------------
                                                                                                 Securityman
  7
                                                                                                   Watchman
=============================================================================================================


                                                            Appendix 1
TEBEREBIE GOLDFIELDS LIMITED
RATE OF PAY SCHEDULE
WAGES/SALARY POINTS (INCREMENTS)
EFFECTIVE JANUARY 1, 1995
==================================================================================================================
Category              A                     B                      C                    D                     E
------------------------------------------------------------------------------------------------------------------
  1                281,600               286,100                290,600              295,100               299,600
  2                250,400               254,900                259,400              263,950               268,400
  3                219,200               223,700                228,200              232,700               237,200
  4                200,000               202,250                204,500              206,750               209,000
  5                182,200               184,450                186,700              188,950               191,200
  6                164,400               166,650                168,900              171,150               173,400
  7                154,000               155,125                156,250              157,375               158,500
------------------------------------------------------------------------------------------------------------------

                             POSITION DESCRIPTIONS

COMMON CLASSIFICATION

Category 3
     Driver A          =    Qualified to operate a heavy duty truck
                            and trailer, tie down, and transport.
     Site Clerk A      =    Clerk responsible for all departmental
                            records. This Clerk could have other
                            Clerks reporting to him.

Category 4
     Driver B          =    Qualified to operate a heavy duty truck
                            and trailer, service truck, tipper
                            truck or powder truck.
     Site Clerk B      =    Clerk responsible for time card, maintenance
                            records, or other departmental records. This
                            Clerk may report to a Site Clerk A.

 Category 5
     Driver C          =    Qualified to operate light vehicles,
                            patrols, and the fuel truck.
     Site Clerk C      =    Clerk responsible for filing and
                            minimum record-keeping while learning
                            the duties to advance to Site Clerk B.
     Lead Laborer      =    Responsible for and directs a labour
                            crew in a specific area or job.
     Trainee A         =    A trainee who is in the last stages of
                            training before becoming qualified for
                            a higher job classification.

Category 6
     Laborer A         =    Unskilled worker including beltman, sampleman,
                            tallyman, cleaner, trenchman, line cutters, etc.
     Trainee B         =    A new hire who has been hired to train
                            for a higher classification.

Category 7
     Laborer B         =    Entry level for unskilled worker.

MINING CLASSIFICATION

Category 1
     Equip. Operator A =    Qualified to operate the Front Shovel, or the 992
                            Loader plus one other major piece of equipment.

Category 2
     Equip. Operator B =    Qualifed to operate the 992 Loader or 245 Backhoe
                            or two other major pieces of equipment.

Category 3
     Equip. Operator C =    Qualified to operate the 966 Loader or 225 Backhoe,
                            or a major piece of equipment.
     Certified Blaster =    Blaster that holds a Blasting Certificate.

Category 4
     Equip. Operator D =    Qualified to operate a minor piece of equipment -
                            416 Backhoe, D6 Dozer, Roller, RC60 Forklift,
                            and other minor equipment.
     Blast Helper A    =    Qualifed to assist the Certified Blaster in
                            charging holes.

Category 5
     Blaster Helper B  =    Qualified to assist on the blasting crew.


                              DEFINITION OF EQUIPMENT

                                       MAJOR                        MINOR
                                       -----                        -----
DRILLS                            Prakla Drill                      Atlas Copco
                                  Driltech Drill                    Drill

LOADER                            Front Shovel                       966
                                  992                                225
                                  245                                215

HAUL TRUCK                         785
                                   777

HEAVY EQUIPMENT                   *D10 Dozer                       D6 Dozer
                                  *D7 Brush Dozer                  416 Backhoe
                                  631 Scraper and                  RC60 Forklift
                                  631 Water Truck                  Roller
                                  Grader
                                  Crane
                                  834 Dozer

Note:    *D10 and D7 are considered one type of major equipment.
-----

MAINTENANCE CLASSIFICATION

Category 1
     Lead Mechanic     =     Responsible for a crew of men in a specific area
                             or job at the maintenance shop or at process maintenance.

  Category 2
     Mechanic A        =     Mine maintenance or process Mechanic capable
                             of diagnosing problems and performing
                             maintenance required on any equipment.

     Welder A           =    Mine maintenance of process Welder
                             capable of arc welding, gas welding,
                             cutting, burning, lay-out and fabrication.
     Electrician A      =    Mine maintenance or process Electrician
                             qualified to work on and handle both
                             high voltage and low voltage systems
                             and circuits.

Category 3
    Mechanic B          =    Mine maintenance or process Mechanic capable of
                             performing instructed maintenance or equipment.
    Welder B            =    Mine maintenance or process Welder capable of
                             arc welding, gas welding, cutting and burning.
    Electrician B       =    Mine maintenance Electrician qualified to work
                             on and handle low voltage or automotive system
                             and circuits.
Category 4
    Mechanic C          =    Mine maintenance or process employee who assists
                             a Mechanic and who is learning to be a Mechanic.
    Welder C            =    Mine maintenance or process employee who assists
                             a Welder and who is learning to be a Welder.
    Electrician C       =    Mine maintenance or process/crusher employee who
                             assists an Electrician and who is learning to be
                             an Electrician.
    Serviceman A        =    Capable of fueling, servicing and lubricating
                             equipment, or a skilled tradesman such as a Carpenter or Vulcanizer.

Category 5
    Serviceman B        =    Capable of assisting a Serviceman A or skilled
                             tradesman.

ENGINEERING CLASSIFICTIONS

Category 4
    Instrumentman       =    Qualified to operate a survey instrument and to
                             assist a Surveyor in the performance of survey and
                             calculations.
    Draftsman           =    Qualified to hand draft plans, designs and charts.

Category 5
    Rodman              =    Qualified to assist an Instrumentman or
                             Surveyor in conducting a survey.

GEOLOGY CLASSIFICATION

Category 5
    Sampler             =    Qualified to direct a crew of laborers
                             in a sampling project, record samples,
                             and prepare samples.

PROCESSING CLASSIFICATIONS

Note: Processing is Crushing and ADR

Category 1
    Crusher Operator A  =    Qualified to operate all crusher components as
                             a system from the control room.
Category 2
    Crusher Operator B  =    Qualified to operate all individual crusher
                             components.
    ADR Operator A      =    Qualified to operate all ADR
                             circuits and equipment.
    Equip. Operator B   =    Same as Mining.

Category 3
    Crusher Operator C  =    Qualified to operate two major crusher components.
    ADR Operator B      =    Qua1ified to operate adsorption/desorption and
                             reagent mix equipment OR all refinery equipment
                             OR supervise leach pad piping and plastic work.
    Equip. Operator C   =    Same as Mining.

Category 4
    Crusher Operator D  =    Qualified to operate one major crusher component.
    ADR Operator C      =    Qualified to mix reagents or install and maintain
                             spray distribution system and plastic liner.
    Equip. Operator D   =    Same as Mining.

Category 5
     Crusher Operator E =    Assists in crusher operations.
     ADR Operator D     =    Assists in ADR and leach pad operations.

LABORATORY CLASSIFICATIONS

Category 2
     Lab, Technician A  =    Ability to operate all four lab sections and
                             perform leadman supervision.

Category 3
    Lab. Technician B     =    Ability to operate sample prep plus two other
                               sections.
Category 4
    Lab. Technician C     =    Ability to operate sample prep plus one other
                               section.
Category 5
    Lab. Technician D     =    Ability to operate sample prep.

    Lab Sections:    Sample Prep
                     Wet Analytical
                     Instrumentation
                     Fire Assay

WAREHOUSE & ADMINISTRATION CLASSIFICATION

Category 2
    Lead Warehouseperson  =    Able to manage warehouse functions. Able to
                               establish proper priorities. Include issuing,
                               receiving, checking and stocking.  Establish
                               reorder points, control fuel, parts and
                               component inventories with warehouse
                               supervision direction.  Understand warehouse
                               computer applications and procedures.  Able to
                               function with a minimum of Exempt supervision.
Category 3
    Warehouseperson A     =    Able to recognise areas requiring immediate
                               attention.  Handle warehouse functions, issue
                               receipts, develop reorders from stock within
                               warehouse area and input purchase orders, issue
                               slips, and fuel data to the computer.  Assist
                               maintenance and operations in locating items at
                               reorder time and requisitioning them through
                               Purchasing. Assist in all inventory activities.
                               Able to operate all warehouse equipment and
                               have required licenses and permits.
Category 4
    Warehouseperson B     =    Work with minimum of Exempt and non-Exempt
                               supervision. Able to input issues, receipts and print standard reports. Assist in taking inventory.

Category 5
   Warehouseperson C      =    Learn under close supervision to operate
                               forklifts and other moveable equipment. Able to receive all material including fuel and cement.
                               Able to issue all material by locating the item in the computer, computer printout, and in bins or yard. Requires supervision.

Category 6
    Warehouseperson D     =    Learn under supervision to handle warehouse
                               equipment such as ladders, hammers, bars, etc.
                               efficiently and safely. Assist in receiving, checking and stocking. Handles general housekeeping for all areas, i,e., yard, warehouses, and office. Must understand; read and write in the English language well. Must have computer or typing education and experience. Does general labor as directed.
                               Requires much supervision.

SECURITY CLASSIFICATION

Category 2
    Snr Staff Sergeant    =    Equivalent in rank to Chief Inspector on
                               other local Mines.  The Senior MRE in the
                               Security Department.  Responsible to the DCSO
                               for supervision and discipline of all other
                               security personnel.
Category 3
    Staff Sergeant        =    Equivalent to rank of Inspector on other
                               local Mines. Responsible to DCSO for specific
                               areas of security including anti-illicit mining
                               duties, security in respect of entry/exit to the
                               refinery, and supervision of shift security.
Category 4
    Sergeant              =    Responsible to DCSO and Senior Staff Sergeants
                               for specific areas of responsibility including
                               Main Gate, Residential house, Refinery,
                               Administration.

Category 5
    Corporal/Driver C     =    Responsible to Senior Staff Sergeants for sub
                               area of responsibility including ADR gate, Magazine, relief for Sergeant.

Category 6
    Senior Securityman    =    Responsible to Sergeants for security of
                               specific item of Company property.  More
                               experienced than securityman.
Category 7
    Securityman           =    Entry level for Security.
    Watchman              =    Night shift duties only.
                               Responsible for security of specific item of Company property.

    The effective date of this Collective Agreement shall be 1st of July, 1995.

    As WITNESS the hands of the PARTIES:

                     On behalf of Teberebie Goldfields Limited

Sgd. Stephen C. Rapchak       /s/ Stephen C. Rapchak
                        ......................................
                                (General Manager)


                     On behalf of Ghana Mineworkers' Union

Sgd. Robert K. Cole            /s/  Robert K. Cole
                     .........................................
                               (General Secretary)